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Strategy Update

January 31, 2024

Executive summary: Strategic actions

Following an in-depth business review conducted by the board and management, Navient is announcing strategic actions to simplify the company, reduce expense base and enhance flexibility:

Outsource student loan servicing and create variable expense model

- Maximize net value of loan portfolio cash flows
- Facilitate corporate cost reduction
- Signed binding letter of intent, expect to finalize transaction in 1H24

Explore strategic options for business processing division, including potential divestment

- Expected to facilitate corporate and unallocated cost reduction
- Dependent on valuation
  - Alternative is to hold and invest for growth

Streamline shared services infrastructure and corporate footprint

- Timing of outsourcing and potential divestitures influences timing of corporate overhead reductions
- Begin in 2024, and implement over next 18 to 24 months

Introduction

Share Price Trend Since 2014

	2014[1]	2023
Year End	$ 21.61	$ 18.62

- Board/management project analyzed cost data
  - Business decision making complicated by high percentage of "allocated" costs
    - Intensive cost analysis program by business unit

- Project identified actionable opportunities to add shareholder value
  - Cost reduction
  - Capital allocation
  - Growth initiatives
  - Cost of equity

1. Navient became a stand-alone company in 2014.

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Background

- Legacy educational loan portfolios have driven financial performance

Loan Portfolios Ending Balances

($ in billions)	2014 [1]	2023
Government Guaranteed	$ 104	$ 38
Private	30	8
Subtotal Legacy	**$ 134**	**$ 46**
Newly Originated [2]	—	9
Total	**$ 134**	**$ 55**

1. Navient became a stand-alone company in 2014.
2. Principally originated by Earnest, which the company acquired in 2017.

Background (cont'd)

- Expense reductions have lagged revenue declines
  - Excludes Business Processing revenue and expenses

GAAP Basis	2014[3]		2023		
	$m	% of NII	$m	% of NII	% change
Net Interest Income (NII)[1]	$2,667		$862		(67.7%)
Expenses[2]	586	22.0%	435	50.5%	(25.8%)
Of Which: Corporate & Unallocated[2]	n/a		212	24.6%	

Core Earnings[4]	2014[3]		2023		
	$m	% of NII	$m	% of NII	% change
Net Interest Income (NII)[1]	$2,082		$946		(54.6%)
Expenses[2]	515	24.7%	435	46.0%	(15.5%)
Of Which: Corporate & Unallocated[2]	n/a		212	22.4%	

- Contributing to declining P/E multiple

P/E Multiple[5]		
2014[3]	2023	% change
9.6x	6.7x	(30.2%)

1. Net Interest Income is before provision for loan losses.
2. Excluding restructuring of $113m and $25m, in 2014 and 2023, respectively, and excluding regulatory expenses of $112m (GAAP) and $120m (Core Earnings) in 2014 and $80m in 2023. Corporate and unallocated are part of our "other" segment.
3. Navient became a stand-alone company in 2014.
4. Item is a Non-GAAP Financial Measure. See page 20 for more information.
5. Represents estimates for next 12 months; source: FactSet.

Background (cont'd)

- Returned capital to shareholders through repurchases and dividends
  - Repurchased approximately 75% of shares outstanding since 2014
  - Repurchases maintained EPS

EPS

	2014[2]		2023	
GAAP Basis				
Diluted earnings per share	$	2.69	$	1.85
Core Earnings Basis[1]				
Diluted earnings per share	$	1.93	$	2.45

  - Declining P/E ratio has increased cost of equity
  - Increased cost of equity outweighed reduction in share count
    - Earnings multiple declined 30%

P/E Multiple and Share Price

	2014[2]		2023	
P/E Multiple[3]		9.6x		6.7x
Share Price	$	21.61	$	18.62

1. Item is a Non-GAAP Financial Measure. See page 20 for more information.
2. Navient became a stand-alone company in 2014.
3. Represents estimates for next 12 months; source: FactSet.

Immediate issues

- High percentages of corporate and operating expense
  - Deduct from shareholder value of loan portfolio cash flows
    - Currently Navient's major asset
  - Burden on new business initiatives
    - Majority of overhead not relevant to growth businesses

- Declining P/E multiple driven by financial performance trends
  - Prohibitive cost of equity for growth or new business initiatives

Key business components

- Loan portfolios
  - Legacy government guaranteed
  - Legacy private
  - Newly originated private [1]
- Unrestricted cash
- Earnest
- Business Processing Solutions (BPS)

1. New loans are originated by Earnest.

Key business component – loan portfolios

- Projected loan portfolio cash flows as of year-end 2023
  - Principally securitization trust distributions
    - Net interest income
    - Servicing fees
    - Return of initial equity

Cash Flow Projections [1]

($ millions)	Total	2024	2025	2026	2027	2028	2029-2043
Loan Cash Flows Net of Secured Financing	$12,878	$ 1,342	$ 1,483	$ 1,448	$ 1,415	$ 1,171	$ 6,019
Maturities of Unsecured Debt Principal	(5,895)	(508)	(553)	(525)	(703)	(517)	(3,089)
Cash Flow After Debt Repayment	**$ 6,983**	**$ 834**	**$ 930**	**$ 923**	**$ 712**	**$ 654**	**$ 2,930**

- Approximately 50% of lifetime loan cash flows net of secured financing expected to be received in next 5 years

1. Projections are based on internal estimates and assumptions and are subject to ongoing review and modification. Education loan portfolio projections are forecasted as of 12/31/23 using a SOFR forward curve, are agnostic to timing discrepancies, and assume funding spreads remain static. These projections may prove to be incorrect.

Loan portfolios (cont'd)

- Maximization of net loan portfolio cash flows requires active steps to minimize dilution from future:
  - Loan servicing expense
  - Corporate overhead
  - Interest expense on unsecured and secured liabilities
- Forecasts of expected net cash flows to be updated after loan servicing outsourcing transaction and potential business processing divestiture decisions are complete

Loan portfolios (cont'd)

- Navient loan servicing costs affected by declining scale

Student Loan Borrowers		
(in millions)	2014[1]	2023
Student Loan Borrowers	12.0	2.7
Navient Owned Loans[2]	*5.8*	*2.7*
Education Department Loans[3]	*6.2*	-

- Loan servicing costs remain competitive, but declining legacy borrower number creates future cost pressure
  - Potential solutions
    - Invest in new lower cost infrastructure and systems
      or
    - Outsource to vendors with greater economies of scale to make costs variable

1. Navient became a stand-alone company in 2014.
2. Includes borrowers serviced for third-parties.
3. Department of Education contract transferred to third-party in October 2021.

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Key business component – unrestricted cash

- Unrestricted corporate cash
  - Provides liquidity buffer for unsecured debt maturities
  - Available for general corporate purposes

Unrestricted Corporate Cash

($ in millions)	Year-end Balance
2023	**$ 839**
2022	$ 1,535
2021	$ 905
2020	$ 1,183
2019	$ 1,233

Key business component – Earnest

- New customer-focused brand cultivating longer-term relationships with consumers who have attractive lifetime revenue potential
  - Distinct brand positioning from Navient
- Currently profitable at approximately $200 million revenue run rate [1]
  - Utilizing education industry experience to initiate relationships with targeted demographics
  - Reviewing conditions and timing of product line extensions
- Lending
  - Highly efficient operating model and customer targeting
  - Originates essentially all new private education loans
- Financial counseling platform
  - Investing for longer-term customer acquisition
    - Developing data for future product line extension strategies
  - Entire investment is currently self-funded in Earnest operating results

1. Revenue is Net Interest Income before provision plus other income.

Earnest (cont'd)

- Successfully developing distinct brand and market positioning
  - Aids lower cost acquisition of high value customers in target demographic
  - Selected brand attributes
    - Position out of 11 brands surveyed

Earnest Brand Attributes [1]

Attribute	Earnest Rank
Empathetic	1
Ethical	1
Fair	1
Supportive	1
Reliable	1
Innovative	3
Aggressive	11
Arrogant	11

1. Source: Navient brand health survey, May-June 2023, of 700 student loan borrowers of various lenders; includes 11 providers of education loans or servicing, including Navient, Earnest, and 9 third-parties

Earnest (cont'd)

- Lending progress
  - Principal product is graduate loan refinancing [1]
    - Aligns with desired customer profile and current Navient capabilities
    - Alternating #1 and #2 market share position for last three years
    - Year end 2023 loan balance of $9.4 billion

Earnest Financial Results [2]

($ in millions)	2020	2023
Net Revenue After Provision for Loan Losses	$ 60	$ 184
Operating Expenses	(68)	(98)
Pre-Tax Income (Loss)	**$ (8)**	**$ 86**

- Financial counseling platform progress
  - Transition to increasing engagement level per user as well as total user growth

Users

(in thousands)	2019	2023
	405	1,748

1. <7% of loan balances are undergraduate in-school loans.
2. Earnest financial results are comprised of the refinance loan and in-school loan operating segments which comprise a portion of the Consumer Lending reporting segment. The portion of the Consumer Lending segment not included in Earnest financial results are educational loans which were originated prior to 2014.

Earnest (cont'd)

- Business model founded on efficient customer targeting and operating execution
  - Annualized acquisition cost per funded loan: <0.3% [1, 2]
  - Customer average balance of approximately $50,000 [2]
    - Navient Legacy private balance of approximately $18,000
  - Realized loss rate of approximately 0.4% helps to minimize administrative costs [2]
    - Reserved at approximately 1.3% [2, 3]

1. Approximate 1.1% marketing investment cost over approximate 4 year weighted average loan life
2. Figure for refinance loan
3. As of Dec. 31, 2023.

Earnest (cont'd)

- Business model demonstrating favorable operating leverage
  - Operating efficiency and targeted consumer acquisition growth combine for positive operating leverage

Earnest Financial Results [1]

	2020			2023			
		$m	% revenue		$m	% revenue	% change
Net Revenue After Provision for Loan Losses	$	60		$	184		207%
Marketing Expense		(15)	25%		(28)	15%	87%
Other Operating Expenses		(53)	88%		(70)	38%	32%
Pre-tax Income (Loss)	**$**	**(8)**	**(13%)**	**$**	**86**	**47%**	Not measurable

1. Earnest financial results are comprised of the refinance loan and in-school loan operating segments which comprise a portion of the Consumer Lending reporting segment. The portion of the Consumer Lending segment not included in Earnest financial results are educational loans which were originated prior to 2014.

Key business component – Business Processing Solutions

- Most business units acquired 2015-2017

BPS Results

($ in millions)	2023 Actual
Revenue	$ 321
EBITDA	$ 39 [1]

- Relatively low capital intensity compared to lending businesses
- Operational overlap currently with Navient loan servicing operations

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- 2 distinct operations
  - Healthcare (Xtend)
    - $121 million 2023 revenue
    - Self-contained operations with little corporate expense support
    - Benefits from ongoing consolidation of healthcare systems
  - Government Services (GS)
    - $200 million 2023 revenue
    - Shares significant costs, infrastructure, and corporate expense support with loan servicing operation
    - Increasing new contract momentum in 2023

1. Item is a Non-GAAP Financial Measure. See page 20 for more information.

Summary

- **Major reductions in legacy expenses**
  - Significantly increase shareholder value from legacy loan portfolio cash flows
  - Increase viability and earnings impact of growth initiatives
- **Anticipating significant positive cash flow in coming years**
  - Potential divestiture proceeds and current unrestricted cash
  - Improved net loan portfolio cash flows
- **Capital allocation policy**
  - Invest in activities expected to generate market value in excess of cash invested
    - Return on equity greater than cost of equity
  - Return uninvested cash to shareholders
- **Update and quantify outlook as milestones met**
  - Include growth initiatives and corporate structure

Forward-Looking Statements and Non-GAAP Financial Measures

The following information is current as of December 31, 2023 (unless otherwise noted) and should be read in connection with Navient Corporation's "Navient" Annual Report on 2022 Form 10-K for the year end December 31, 2022 (the "2022 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 24, 2023 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2022 Form 10-K. This presentation contains "forward-looking statements," within the meaning of the federal securities law, about our business, and prospects and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "may," "could," "should," "goal," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:
- the continuing impact of the COVID-19 pandemic;
- changes in the macroeconomic environment, and volatility in market conditions including interest rates, the value of equities and other financial assets;
- the risks and uncertainties associated with increases in financing costs;
- the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for education finance and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from the CARES Act or other new laws and the implementation of existing laws).

The company could also be affected by, among other things:
- unanticipated repayment trends on education loans including prepayments or deferrals resulting from new interpretations of current laws, rules or regulations or future laws, executive orders or other policy initiatives which operate to encourage or require consolidation, abolish existing or create additional income-based repayment or debt forgiveness programs or establish other policies and programs which may increase the prepayment rates on education loans and accelerate repayment of the bonds in our securitization trusts;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches or litigation;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR or SOFR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- changes in general economic conditions, including the potential impact of persistent inflation; and
- the other factors that are described in the "Risk Factors" section of Navient's Annual Report on Form 10-K for the year ended December 31, 2022, and in our other reports filed with the SEC.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Adjusted Tangible Equity Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. See pages 18 to 28 of Navient's fourth quarter 2023 earnings release available at Navient.com/investors for descriptions and reconciliations related to 2023 results. See pages 46 to 63 of Navient's 2014 Form 10-K available at SEC.gov for 2014 descriptions and reconciliations related to 2014 results. Reconciliations of forward-looking non-GAAP financial measures are not provided because the company is unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of certain items, including, but not limited to, the impact of any mark-to-market gains/losses resulting from our use of derivative instruments to hedge our economic risks.

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